Phase I trial of an alpha-lactalbumin vaccine in patients with operable triple-negative breast cancer (TNBC)

G. Thomas Budd, Justin M. Johnson, Emily E. Rhoades, Halle C. F. Moore, Megan L. Kruse, Erin E. Roesch,
Jame Abraham, Brenna Elliot, Elena Haury, Vincent K. Tuohy
Cleveland Clinic, Cleveland, OH

San Antonio Breast Cancer Symposium®
December 6-10, 2022

OT2-10-02
Abstract ID:1304814

BACKGROUND


α-Lactalbumin Gene Expression in TCGA Breast
Invasive Ductal Breast Carcinoma – ER/PR/HER2-Negative
Overexpression Gene Rank: 4011 (top 20%)
Reporter: A_23_P116765
P-value: P < 0.0001
Fold Change: 2.076
log2 Median-Centered Ratio
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1.0
2.0
TNBC (n=46)
Other Biomarkers (n=253)
TCGA Breast
No Associated Paper 2011/09/02
mRNA
593 samples
20,423 measured genes

- α-lactalbumin normally expressed only in lactating breast tissue
- Oncomine database search of TCGA shows overexpression of α-lactalbumin gene in TNBC *vs.* other breast cancers


Immunogen:
α-lactalbumin (n=6)
CFA (n=6)
Tumor Size (mm²)
270
180
90
0
Inoculation
Immunization
*
0
8
16
24
32
Day After Tumor Inoculation

Inhibition of growth of 4T1 tumor growth with α-lactalbumin immunization 5 days after tumor inoculation (*P < 0.01).
Nat Med PMID: 20512124


TNBC-25
TNBC-29
TNBC-31
TNBC-32
TNBC-33
TNBC-12

Immunohistochemical detection of α-lactalbumin protein in parenchyma of human TNBC tumors. 5/6 (83%) showed reactivity ranging from weak (TNBC-32) to moderate (TNBC-33). Arrows show no immunostaining in tumor stroma.
Cancers PMID: 27322324


100
80
60
40
20
Tumor Size (mm²)
*
α-lactalbumin (n=6)
CFA (n=6)
Immunogen

Growth of autochthonous breast tumors in 10-month-old MMTV-*neu* mice immunized with α-lactalbumin at 8 weeks of age (*P = 0.0004).
Nat Med PMID: 20512124

STUDY DESIGN

- "3+3" Phase I trial design
- Vaccine contains α-lactalbumin antigen and zymosan adjuvant in Montanide ISA VG 51 vehicle
- Three vaccinations given at two-week intervals at Day 0, Day 14, and Day 28
- Toxicity monitored until Day 84 or resolution of toxicity
- CTCAE Grade ≥2 is dose limiting
- Immunologic monitoring from blood draw just prior to each immunization and at Day 56
  - ❖ ELISpot assays for IFNγ and IL-17
  - ❖ ELISA assays for α-lactalbumin antibody

DOSING SCHEME

Dose Level	Dose α-lactalbumin	Dose Zymosan	Subjects Enrolled
1	10 µg	10 µg	3/3
2	100 µg	10 µg	3/3†
3	500 µg	10 µg	3/3*
4	500 µg	30 µg	
5	500 µg	60 µg	

†MTD established; cohort to be expanded to n=6
*Limiting toxicity observed in 1/3 subjects

Phase Ia TNBC Cohort


Vaccination 1
Vaccination 2
Vaccination 3
End of Study
Post-Operative High Risk* Triple-Negative Breast Cancer All Standard Therapy Complete
Day 0
14
28
56
84
Standard Of Care Follow-Up For Recurrence
Toxicity Assessment
Draw Blood For Immunologic Monitoring
*Stage IIA-IIIC or residual disease following neo-adjuvant chemotherapy

Phase Ib Prevention Cohort


Vaccination 1
Vaccination 2
Vaccination 3
Prophylactic Mastectomy
End of Study
Subjects at Risk* for the development of TNBC undergoing prophylactic bilateral mastectomy
Day 0
14
28
56
(57-84)
84
Standard Of Care Follow-Up
Toxicity Assessment
Toxicity Assessment
Tissue Samples for IHC
Draw Blood for Immunologic Monitoring
*Having ≥1 deleterious mutation (BRCA1, PALB2)

ELIGIBILITY CRITERIA

Phase Ia TNBC Cohort	Phase Ib Prevention Cohort
• Stage II-III TNBC • Completed all standard therapy • Within 3 years of diagnosis • No evidence of recurrence	• High-risk genetic mutation (*BRCA1, PALB2*) carriers planning to undergo prophylactic bilateral mastectomy • No evidence of breast cancer

OBJECTIVES

For both Phase Ia TNBC and Phase Ib Prevention Cohorts

- Primary: Determine Maximum Tolerated Dose
- Secondary: Determine Lowest Immunologic Dose
- Exploratory: Establish Optimal Immunologic Dose
- Correlative: Examine the immune response to α-lactalbumin using ELISpot and ELISA

CURRENT STATUS

Phase Ia TNBC Cohort	Phase Ib Prevention Cohort
• Currently enrolling • Limiting toxicity reached at Dose Level 3 • MTD established at Dose Level 2 • Dose Level 2 to be expanded to n=6 • Intermediate doses may be explored	• Open to accrual • Subjects in the prevention cohort will be enrolled in dose levels at or below the maximum tolerated dose based on the TNBC cohort

FUTURE DIRECTIONS

- Expansion of Phase Ia MTD Dose Level 2 cohort
- Exploration of intermediate doses
- Add cohort to test vaccine adjuvant therapy with checkpoint inhibitor pembrolizumab

ACKNOWLEDGMENTS

Supported by Department of Defense
Award Numbers: W81XWH-17-1-0592; W81XWH-17-1-0593

Contact: buddg@ccf.org

Cleveland Clinic